                                                                    EXHIBIT 25.2
         ____________________________________________________________

                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D. C.  20549
                           _________________________

                                   FORM  T-1

                            STATEMENT OF ELIGIBILITY
                    UNDER THE TRUST INDENTURE ACT OF 1939 OF
                   A CORPORATION DESIGNATED TO ACT AS TRUSTEE
                  ___________________________________________
              CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF
                A TRUSTEE PURSUANT TO SECTION 305(b)(2) ________
                    ________________________________________

                            THE CHASE MANHATTAN BANK
              (Exact name of trustee as specified in its charter)

          New York                                       13-4994650
 (State of incorporation                              (I.R.S. employer
  if not a national bank)                            identification No.)

      270 Park Avenue
     New York, New York                                     10017
(Address of principal executive offices)                  (Zip Code)

                               William H. McDavid
                                General Counsel
                                270 Park Avenue
                            New York, New York 10017
                              Tel:  (212) 270-2611
           (Name, address and telephone number of agent for service)
                 _____________________________________________
                       EVEREST REINSURANCE HOLDINGS, INC.
              (Exact name of obligor as specified in its charter)

           Delaware                                        22-3263609
(State or other jurisdiction of                         (I.R.S. employer
incorporation or organization)                          identification No.)

    477 Martinsville Road
       P.O. Box 830
  Liberty Corner, New Jersey                                  07938
(Address of principal executive offices)                    (Zip Code)

                  _____________________________________________
                           Junior Subordinated Notes
                      (Title of the indenture securities)

                  _____________________________________________

                                    GENERAL

Item 1.   General Information.

          Furnish the following information as to the trustee:

          (a) Name and address of each examining or supervising authority to which it is subject.

               New York State Banking Department, State House, Albany, New York 12110.

               Board of Governors of the Federal Reserve System, Washington, D.C., 20551.

               Federal Reserve Bank of New York, District No. 2, 33 Liberty Street, New York, N.Y.

               Federal Deposit Insurance Corporation, Washington, D.C., 20429.


          (b)  Whether it is authorized to exercise corporate trust powers.

               Yes.


Item 2.  Affiliations with the Obligor.

          If the obligor is an affiliate of the trustee, describe each such affiliation.

          None.

Item 16.  List of Exhibits

     List below all exhibits filed as a part of this Statement of Eligibility.

     1. A copy of the Articles of Association of the Trustee as now in effect, including the Organization Certificate and the Certificates of Amendment dated February 17, 1969, August 31, 1977, December 31, 1980, September 9, 1982, February 28, 1985, December 2, 1991 and July 10, 1996 (see Exhibit 1 to Form T-1 filed in connection with Registration Statement No. 333-06249, which is incorporated by reference).

     2. A copy of the Certificate of Authority of the Trustee to Commence Business (see Exhibit 2 to Form T-1 filed in connection with Registration Statement No. 33-50010, which is incorporated by reference. On July 14, 1996, in connection with the merger of Chemical Bank and The Chase Manhattan Bank (National Association), Chemical Bank, the surviving corporation, was renamed The Chase Manhattan Bank).

     3. None, authorization to exercise corporate trust powers being contained in the documents identified above as Exhibits 1 and 2.

     4. A copy of the existing By-Laws of the Trustee (see Exhibit 4 to Form T-1 filed in connection with Registration Statement No. 333-06249, which is incorporated by reference).

     5.  Not applicable.

     6.  The consent of the Trustee required by Section 321(b) of the Act (see
Exhibit 6 to Form T-1 filed in connection with Registration Statement No. 33-50010, which is incorporated by reference. On July 14, 1996, in connection with the merger of Chemical Bank and The Chase Manhattan Bank (National Association), Chemical Bank, the surviving corporation, was renamed The Chase Manhattan Bank).

     7. A copy of the latest report of condition of the Trustee, published pursuant to law or the requirements of its supervising or examining authority.

     8.  Not applicable.

     9.  Not applicable.

                                   SIGNATURE

     Pursuant to the requirements of the Trust Indenture Act of 1939 the Trustee, The Chase Manhattan Bank, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of New York and State of New York, on the 8th day of November, 1999.

                            THE CHASE MANHATTAN BANK


                            By /s/ Timothy E. Burke
                               ------------------------------------
                               Timothy E. Burke
                               Vice President

                             Exhibit 7 to Form T-1


                                Bank Call Notice

                             RESERVE DISTRICT NO. 2
                      CONSOLIDATED REPORT OF CONDITION OF

                            The Chase Manhattan Bank
                  of 270 Park Avenue, New York, New York 10017
                     and Foreign and Domestic Subsidiaries,
                    a member of the Federal Reserve System,

                   at the close of business June 30, 1999, in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act.

                                            Dollar Amounts
                   ASSETS                                                  in Millions

Cash and balances due from depository institutions:
  Noninterest-bearing balances and
  currency and coin................................                          $ 13,119
  Interest-bearing balances........................                             6,761
Securities:........................................
Held to maturity securities........................                               892
Available for sale securities......................                            42,965
Federal funds sold and securities purchased under
  agreements to resell.............................                            32,277
Loans and lease financing receivables:
  Loans and leases, net of unearned income    $130,602
  Less: Allowance for loan and lease losses      2,551
  Less: Allocated transfer risk reserve.....         0
                                              --------
  Loans and leases, net of unearned income,
  allowance, and reserve...........................                           128,051
Trading Assets.....................................                            41,426
Premises and fixed assets (including capitalized
  leases)..........................................                             3,190
Other real estate owned............................                                28
Investments in unconsolidated subsidiaries and
  associated companies.............................                               182
Customers' liability to this bank on acceptances
  outstanding......................................                               901
Intangible assets..................................                             2,010
Other assets.......................................                            14,567
                                                                             --------
TOTAL ASSETS.......................................                          $286,369
                                                                             ========


                                  LIABILITIES

Deposits
  In domestic offices..............................................          $101,979
  Noninterest-bearing ..................................... $42,241
  Interest-bearing ........................................  59,738
                                                             ------
  In foreign offices, Edge and Agreement
     subsidiaries and IBF's...............................................        76,395
Noninterest-bearing ....................................... $ 4,645
  Interest-bearing ........................................  71,750

Federal funds purchased and securities sold under agree-
  ments to repurchase.....................................................     36,604
Demand notes issued to the U.S. Treasury..................................      1,001
Trading liabilities.......................................................     30,287

Other borrowed money (includes mortgage indebtedness
  and obligations under capitalized leases):
  With a remaining maturity of one year or less...........................      3,606
With a remaining maturity of more than one year
  through three years.....................................................         14
  With a remaining maturity of more than three years......................         91
Bank's liability on acceptances executed and outstanding..................        901
Subordinated notes and debentures.........................................      5,427
Other liabilities.........................................................     11,247

TOTAL LIABILITIES.........................................................    267,552
                                                                              -------

                                 EQUITY CAPITAL

Perpetual preferred stock and related surplus.............................          0
Common stock..............................................................      1,211
Surplus  (exclude all surplus related to preferred stock).................     11,016
Undivided profits and capital reserves....................................      7,317
Net unrealized holding gains (losses).....................................
  on available-for-sale securities .......................................       (743)
Accumulated net gains (losses) on cash flow hedges........................          0
Cumulative foreign currency translation adjustments.......................         16
TOTAL EQUITY CAPITAL......................................................     18,817
                                                                             --------
TOTAL LIABILITIES AND EQUITY CAPITAL......................................   $286,369
                                                                             ========

I, Joseph L. Sclafani, E.V.P. & Controller of the above-named bank, do hereby declare that this Report of Condition has been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and is true to the best of my knowledge and belief.

                    JOSEPH L. SCLAFANI

We, the undersigned directors, attest to the correctness of this Report of Condition and declare that it has been examined by us, and to the best of our knowledge and belief has been prepared in conformance with the in-structions issued by the appropriate Federal regulatory authority and is true and correct.

                    WALTER V. SHIPLEY           )
                    WILLIAM B. HARRISON, JR.    )  DIRECTORS
                    FRANK A. BENNACK, JR.       )